Exhibit 10.1
Execution Version
First Amendment to
Fourth Amended and Restated Credit Agreement
This First Amendment to Fourth Amended and Restated Credit Agreement (herein, this “Agreement”) is entered into as of November 6, 2023, by and among Delek Logistics Partners, LP, a Delaware limited partnership (the “MLP”), Delek Logistics Operating, LLC, a Delaware limited liability company (“Delek Operating”), Delek Marketing GP, LLC, a Delaware limited liability company (“Delek Marketing GP”), Delek Marketing & Supply, LP, a Delaware limited partnership (“Delek Marketing”), Delek Crude Logistics, LLC, a Texas limited liability company (“Delek Crude”), Delek Marketing-Big Sandy, LLC, a Texas limited liability company (“Delek Big Sandy”), Magnolia Pipeline Company, LLC, a Delaware limited liability company (“Magnolia”), El Dorado Pipeline Company, LLC, a Delaware limited liability company (“El Dorado”), SALA Gathering Systems, LLC, a Texas limited liability company (“SALA Gathering”), Paline Pipeline Company, LLC, a Texas limited liability company (“Paline”), DKL Transportation, LLC, a Delaware limited liability company (“DKL Transportation”), DKL Rio, LLC, a Delaware limited liability company (“DKL Rio”), DKL Caddo, LLC, a Delaware limited liability company (“DKL Caddo”), Delek Logistics Finance Corp., a Delaware corporation (“Delek Finance”), DKL Big Spring, LLC, a Delaware limited liability company (“DKL Big Spring”) (the MLP, Delek Operating, Delek Marketing GP, Delek Marketing, Delek Crude, Delek Big Sandy, Magnolia, El Dorado, SALA Gathering, Paline, DKL Transportation, DKL Rio, DKL Caddo, Delek Finance, and DKL Big Spring are each individually referred to herein as a “Borrower” and are collectively referred to herein as the “Borrowers”), the Guarantors party hereto, the Increasing Lenders (as hereinafter defined) party hereto and Fifth Third Bank, National Association, as Administrative Agent (the “Administrative Agent”).
Recitals:
A.    The Borrowers, the Guarantors, the Lenders party thereto, the Administrative Agent, Bank of America, N.A., PNC Bank Capital Markets LLC, MUFG Bank, Ltd., Wells Fargo Bank, N.A., Citizens Bank, N.A. and Royal Bank of Canada, as Co-Syndication Agents, and Barclays Bank PLC, U.S. Bank National Association, Regions Bank, and Truist Bank, as Co-Documentation Agents, are party to a Fourth Amended and Restated Credit Agreement dated as of October 13, 2022 (as such agreement may be amended, modified, restated, or supplemented from time to time, the “Credit Agreement”).
B.    The Borrowers have requested that the Revolving Credit Commitments be increased by an aggregate amount equal to One Hundred Fifty Million U.S. Dollars ($150,000,000) (the “Additional Commitments”) pursuant to and on the terms set forth in Section 2.2(b) of the Credit Agreement. Subject to the terms and conditions set forth below, each of the Lenders party hereto (each an “Increasing Lender”) has agreed to increase its Revolving Credit Commitments as set forth on Annex I attached hereto.
C.    In order to evidence the Additional Commitments, the Borrowers, the Increasing Lenders, and the Administrative Agent desire to amend certain provisions of the Credit Agreement.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms; Effective Date. This Agreement shall constitute a Loan Document, and the Recitals shall be construed as part of this Agreement. Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Credit Agreement. Without limiting the foregoing, “Effective Date” means November 6, 2023.
Section 2.Additional Commitments.
(a)The Borrowers acknowledge and agree that they have requested the Additional Commitments from the Increasing Lenders pursuant to and on the terms set forth in Section 2.2(b) of the Credit Agreement and that on the Effective Date the Revolving Credit Commitments shall be increased by the Additional Commitments.

(b)Subject to the terms and conditions set forth in Section 4 hereof, each Increasing Lender acknowledges and agrees that its Revolving Credit Commitment shall be increased to the amount set forth opposite its name on Annex I hereto.
Section 3.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be, and hereby is, amended as follows:
(a)The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:
“L/C Sublimit” means, as of the First Amendment Effective Date, $134,166,666.67, as the same may be reduced or increased at any time or from time to time pursuant to the terms hereof.
“Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of the Borrowers hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1, as the same may be reduced, increased or otherwise modified at any time or from time to time pursuant to the terms hereof. The Borrowers and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $1,050,000,000 as of the First Amendment Effective Date.
“Swing Line Sublimit” means, as of the First Amendment Effective Date, $29,166,666.67, as the same may be reduced or increased at any time or from time to time pursuant to the terms hereof.
(b)Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:
“First Amendment” means the First Amendment to Fourth Amended and Restated Credit Agreement dated as of November 6, 2023, among the Borrowers, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” means November 6, 2023.
(c)Schedule 1 of the Credit Agreement is hereby replaced in its entirety with the Schedule 1 attached hereto as Annex I.
Section 4.Conditions Precedent. This Agreement shall become effective as of the Effective Date upon satisfaction of all of the conditions set forth in this Section 4 to the satisfaction of Administrative Agent:
(a)The Administrative Agent shall have received this Agreement executed and delivered by each of the Borrowers and by the Increasing Lenders.
(b)No Default or Event of Default shall exist as of the Effective Date.
(c)The Administrative Agent shall have received a certificate from an officer of the Borrowers certifying as to (i) no Default or Event of Default existing at the time of the request for the Additional Commitments or on the Effective Date, including with respect to the covenants contained in Section 6.20 of the Credit Agreement as reflected in the officer’s certificate required and most recently delivered pursuant to Section 6.1(c) of the Credit Agreement and, on a pro forma basis, and (ii) all representations and warranties contained in Section 5 of the Credit Agreement being true and correct in all material respects (where not already qualified by materiality or Material Adverse Effect, otherwise in all respects) on the date of the request for the
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Additional Commitments or on the Effective Date, except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality or Material Adverse Effect, otherwise in all respects) as of such earlier date.
(d)The Administrative Agent shall have received for each Increasing Lender requesting an amended and restated Note, such Lender’s duly executed Note of the Borrowers, dated as of November 6, 2023 and otherwise in compliance with the provisions of Section 2.12(d) of the Credit Agreement.
(e)The Administrative Agent shall have received the fees as set forth in that certain engagement letter dated as of November 6, 2023, between the Borrowers’ Agent and the Administrative Agent, for the benefit of the Increasing Lenders who also are a party to the Second Amendment to Fourth Amended and Restated Credit Agreement dated as of the date hereof.
Section 5.Acknowledgement of Liens. Each Borrower hereby acknowledges, confirms and agrees that the Administrative Agent has a valid, enforceable and perfected lien upon and first-priority security interest in (subject only to Permitted Liens) the Collateral granted to the Administrative Agent pursuant to the Loan Documents, and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations and liabilities which would be secured thereby prior to giving effect to this Agreement.
Section 6.Representations and Warranties of Borrowers. To induce the Increasing Lenders to enter into this Agreement, each Borrower hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers that, as of the Effective Date: (a) immediately after giving effect to this Agreement, no representation or warranty of such Borrower in any Loan Document, including this Agreement, shall be untrue or incorrect (or, in the case of any representation or warranty not qualified as to materiality, untrue and incorrect in any material respect) as of the Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date, in which case they are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date, (b) no Default or Event of Default exists and is continuing, or would result herefrom, and (c) such Borrower has the power and authority to execute, deliver and perform this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement.
Section 7.Affirmation of Guarantors. Each Guarantor hereby confirms that, after giving effect to this Agreement, each Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability). The Guarantors acknowledge and agree that (a) nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of the Guarantors to any future waiver, consent or amendment to the Credit Agreement, and (b) the Lenders are relying on the assurances provided herein in entering into this Agreement and maintaining credit outstanding to the Borrowers.
Section 8.Miscellaneous.
(a)Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers, and their respective successors and assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers with respect to the transactions contemplated hereby and there shall be no third-party beneficiaries of any of the terms and provisions of this Agreement.
(b)Entire Agreement. This Agreement, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith,
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constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. Except as specifically consented to by the Increasing Lenders hereby, all of the terms and conditions set forth in the Credit Agreement shall stand and remain unchanged and in full force and effect.
(c)Fees and Expenses. The Borrowers agree to pay promptly following demand all reasonable costs and out-of-pocket expenses (including attorneys’ fees and expenses) incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other documents being executed and delivered in connection herewith and the transactions contemplated hereby.
(d)Headings. Section and sub-section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(e)Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
(f)Conflict of Terms. Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the Loan Documents, the provision contained in this Agreement shall govern and control.
(g)Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Agreement by facsimile transmission or by e-mail transmission of a portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.
(h)Governing Law; Waiver of Jury Trial. The provisions contained in Sections 10.14 (Governing Law; Jurisdiction; Etc.) and 10.20 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Agreement rather than the Credit Agreement.
[Signature Pages to Follow]

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In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first set forth above.
“Borrowers”
DELEK LOGISTICS PARTNERS, LP

By:    Delek Logistics GP, LLC,
    its General Partner

By: /s/ Reuven Spiegel
    Name:      Reuven Spiegel
    Title:     Executive Vice President and Chief Financial Officer

By: /s/ Odely Sakazi
    Name:     Odely Sakazi
    Title:     Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

DELEK MARKETING & SUPPLY, LP
    By: Delek Marketing GP, LLC, its General     Partner
DELEK LOGISTICS OPERATING, LLC
DELEK MARKETING GP, LLC
DELEK CRUDE LOGISTICS, LLC
DELEK MARKETING-BIG SANDY, LLC
PALINE PIPELINE COMPANY, LLC
MAGNOLIA PIPELINE COMPANY, LLC
SALA GATHERING SYSTEMS, LLC
EL DORADO PIPELINE COMPANY, LLC
DKL TRANSPORTATION, LLC
DKL CADDO, LLC
DKL RIO, LLC
DKL BIG SPRING, LLC
DELEK LOGISTICS FINANCE CORP.

By: /s/ Reuven Spiegel
    Name:      Reuven Spiegel
    Title:     Executive Vice President, Chief Financial Officer and Treasurer

By: /s/ Odely Sakazi
    Name:     Odely Sakazi
    Title:     Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

“Guarantors”

DKL PERMIAN GATHERING, LLC
DKL PIPELINE, LLC
DKL DELAWARE GATHERING, LLC
DKL DELAWARE HOLDING – NM, LLC
DKL DELAWARE OPERATING – NM, LLC
DKL DELAWARE MARKETING, LLC
DKL ENERGY – COTTONWOOD, LLC
DKL ENERGY – LYNCH, LLC
DKL FIELD SERVICES, LLC
DKL G&P SOLUTIONS, LLC
DKL HAT MESA II – NM, LLC
DKL NEPTUNE RECYCLING, LLC

By: /s/ Reuven Spiegel
    Name:      Reuven Spiegel
    Title:     Executive Vice President, Chief Financial Officer and Treasurer

By: /s/ Odely Sakazi
    Name:     Odely Sakazi
    Title:     Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

“Administrative Agent”
Fifth Third Bank, National Association, as Administrative Agent
By:    /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Managing Director
[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

“Lenders”

Fifth Third Bank, National Association, as an Increasing Lender

By:    /s/ Jonathan H. Lee
Name:     Jonathan H. Lee
Title:     Managing Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

MUFG Bank, Ltd., as an Increasing Lender

By:    /s/ Todd Vaubel
Name:     Todd Vaubel
Title:     Authorized Signatory

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

CITIZENS BANK, N.A., as an Increasing Lender

By:    /s/ Scott Donaldson
Name:     Scott Donaldson
Title:     Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

Wells Fargo Bank, N.A., as an Increasing Lender

By:    /s/ Brandon Kast
Name: Brandon Kast
Title: Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

Bank of America, N.A., as an Increasing Lender

By:    /s/ Patrice Futrell
Name:     Patrice Futrell
Title:     Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

Barclays Bank PLC, as an Increasing Lender

By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

Truist Bank, as an Increasing Lender

By:    /s/ FARHAN IQBAL
Name:    FARHAN IQBAL
Title:     Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

Trustmark National Bank, as an Increasing Lender
By:    /s/ Richard Marsh
Name:     Richard Marsh
Title:     Senior VP

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

ANNEX I
Schedule 1
Revolving Credit Commitments

Name of Lender	Revolving Credit Commitment ($)
Fifth Third Bank, National Association	$107,821,413.58
Bank of America, N.A.	$107,821,411.57
MUFG Bank, Ltd.	$107,821,411.57
Wells Fargo Bank, N.A.	$107,821,411.57
Citizens Bank, N.A.	$88,071,428.57
Royal Bank of Canada	$78,071,428.57
PNC Bank, National Association	$78,071,428.57
Barclays Bank PLC	$63,583,400.00
Truist Bank	$63,083,333.00
U.S. Bank National Association	$54,500,000.00
Regions Bank	$50,000,000.00
Bank Hapoalim B.M.	$30,000,000.00
First Horizon Bank	$30,000,000.00
Trustmark National Bank	$23,333,333.00
Israel Discount Bank of New York	$20,000,000.00
Raymond James Bank	$20,000,000.00
HSBC Bank USA, N.A.	$20,000,000.00
Total:	$1,050,000,000.00

Term Loan Commitments

Name of Lender	Term Loan Commitment ($)
Beal Bank USA	$51,428,571.43
Bank of America, N.A.	$31,428,571.43
MUFG Bank, Ltd.	$31,428,571.43
PNC Bank, National Association	$31,428,571.43
Citizens Bank, N.A.	$31,428,571.43
Wells Fargo Bank, N.A.	$31,428,571.43
Fifth Third Bank, National Association	$31,428,571.42
U.S. Bank National Association	$20,000,000.00
Truist Bank	$20,000,000.00
Regions Bank	$15,000,000.00
Trustmark National Bank	$5,000,000.00
Total:	$300,000,000.00